SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 1, 2004

Date of Report (Date of Earliest Event Reported)

The China Fund, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	811-6651	000000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

225 Franklin Street, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

1(888) 246-2255

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 9. Regulation FD Disclosure.
SIGNATURES
Insight Newsletter

Item 9. Regulation FD Disclosure.

     Pursuant to Regulation FD Rules 100-103, The China Fund, Inc. (the “Fund”) furnishes the monthly Insight report of the Fund’s Listed Investment Manager.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2004

By:	/s/ Mary Moran Zeven
	Name:	Mary Moran Zeven
	Title:	Secretary

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